UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K/A
CURRENT REPORT
(Amendment No. 1)

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 2, 2007

Wonder Auto Technology, Inc.

(Exact name of registrant as specified in its charter)

Nevada	0-50883	88-0495105

(State of Incorporation)	(Commission File No.)	(IRS Employer ID No.)

No. 56 Lingxi Street
Taihe District
Jinzhou City, Liaoning
People’s Republic of China, 121013
(Address of Principal Executive Offices)

(86) 0416-2661186
Registrant’s Telephone Number, Including Area Code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On April 2, 2007, Wonder Auto Technology, Inc. (the “Company”) acquired an aggregate 79.592% ownership interest in Jinzhou Wanyou Mechanical Parts Co., Ltd. (“Jinzhou Wanyou”) in two separate and separately negotiated equity purchase transactions between the Company’s subsidiaries and two former equity owners of Jinzhou Wanyou. On April 4, 2007, the Company filed a Current Report on Form 8-K (the “Initial 8-K”) to report the acquisitions. The purpose of this Amendment No. 1 to the Initial 8-K is to file the financial statements and pro forma information required by Item 9.01 of Form 8-K.

The Company hereby amends and restates Item 9.01 of the Initial 8-K to read in its entirety as follows:

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Businesses Acquired.

Pursuant to paragraph (a)(4) of Item 9.01 of Form 8-K, the attached financial statements were omitted from the disclosure contained in the Initial 8-K. Attached hereto as Exhibits 99.1 and 99.2, and incorporated herein by reference, are the required financial statements of Jinzhou Wanyou Mechanical Parts Co., Ltd.

1. Unaudited condensed financial statements for the three months ended March 31, 2007.

2. Audited financial statements for the period from September 21, 2006 (date of incorporation) to December 31, 2006.

(b)	Pro-forma Financial Information.

Pursuant to paragraph (b)(2) of Item 9.01 of Form 8-K, the attached pro forma financial information was omitted from the disclosure contained in the Initial 8-K. Attached hereto as Exhibit 99.3, and incorporated herein by reference, are the required unaudited pro forma consolidated financial statements of the Company.

(d)	Exhibits

Exhibit Number	Description of Exhibit
23.1	Consent of PKF.
99.1	Unaudited condensed financial statements of Jinzhou Wanyou for the three months ended March 31, 2007.
99.2	Audited financial statements of Jinzhou Wanyou for the period from September 21, 2006 (date of incorporation) to December 31, 2006.
99.3	Pro forma condensed combined financial statements of Wonder Auto Technology, Inc.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wonder Auto Technology, Inc.

Date: June 14, 2007

/s/ Qingjie Zhao
Chief Executive Officer and President

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
23.1	Consent of PKF.
99.1	Unaudited condensed financial statements of Jinzhou Wanyou for the three months ended March 31, 2007.
99.2	Audited financial statements of Jinzhou Wanyou for the period from September 21, 2006 (date of incorporation) to December 31, 2006.
99.3	Pro forma condensed combined financial statements of Wonder Auto Technology, Inc.